Exhibit 10.1

SPEED LOGISTICS GLOBAL LIMITED

OFFICE D ,19/F  EGL TOWER

NO.83 HUNG TO RD KWUN TONG

Effective date : 7-MAR-2025

CANADA SHIPMENT QUOTATION / CANADA POST SERVICE

KILOGRAM	RATE
0.1	[***]
0.2	[***]
0.3	[***]
0.4	[***]
0.5	[***]
0.6	[***]
0.7	[***]
0.8	[***]
0.9	[***]
1	[***]
1.1	[***]
1.2	[***]
1.3	[***]
1.4	[***]
1.5	[***]
1.6	[***]
1.7	[***]
1.8	[***]
1.9	[***]
2	[***]
2.5	[***]
3	[***]

Last mile of deliver partner / CANADA POST  Transit time / 7-15 Days

●	A package max dimension (W+H) *2 <76cm Length < 127cm

●	A Package chargeable actual weight

Remarks:

1)	VAT & Duty incurred will be paid by Consignee

2)	Not provide service address (NL Newfoundland and Labrador) (YK Yukon) (NU Nunavut)

3)	All prices are based c on a commercial value of more than CAD 20. Tax must be involved. Should the parcel exceed this value additional charges will be incurred

4)	The above transit time just for your reference and subject to customs clearance beyond our control.

Speed Logistics Global Limited

Office D 19/F EGL TOWER No,83 HUNG TO ROAD KWUN TONG

Tel.: 3460 5311 Fax.: 3460 5319

5)	The sender's obligation:

a)	Item provided by the sender, the prices of goods and quantity must be true and correct.

b)	Fragile items should be packed for safe delivery

c)	The sender must ensure that consignments of goods to meet its national and regional security, and does not violate any law

6)	If sender negligence for providing false name and value of goods, resulting in customs clearance deduction situation, and any lost or damaged goods, “SPEED” will not assume any responsibility and no compensation for any fees, withholding customs inspection, such as additional taxes generated by the sender commitment.

7)	Since the SPEED LOGISTICS GLOBAL LIMITED negligence resulting in loss and damage, “ SPEED LOGISTICS GLOBAL LIMITED” will base on [***]% per damaged goods value or maximum of compensation CAD[***] to the payment of compensation to the sender.

All claims, the sender to Thirty days in writing to the Secretary claims after any of the following apply to happen over the deadline will not be accepted.

8)	Our company is not liable for force majeure or accident, e.g.: Crash, accident, fire, robbery, war, strikes, civil unrest and local government oversight.

The Company        [***]            has understood and agreed consignment contracts issued by the SPEED LOGISTICS GLOBAL LIMITED, and will be specified in accordance with the terms of the contract, the risks may arise to fulfill obligations and commitments on the delivery of the sender.

Speed Logistics Global Limited

Office D 19/F EGL TOWER No,83 HUNG TO ROAD KWUN TONG

Tel.: 3460 5311 Fax.: 3460 5319

Parcel Service Charges Quotation	1 Apr 2025

e-Parcel from Hong Kong to France services

Shipment Weight (g)	Advised Rate (HKD)
100	[***]
200	[***]
300	[***]
400	[***]
500	[***]
600	[***]
700	[***]
800	[***]
900	[***]
1000	[***]
1100	[***]
1200	[***]
1300	[***]
1400	[***]
1500	[***]
1600	[***]
1700	[***]
1800	[***]
1900	[***]
2000	[***]

Service	Kilo Rate (Per Kg)	Parcel Rate (Per Item)	Max Weight Per Parcel
Colissimo	[***]	[***]	2.1k to 3kg

Transit time around 7-10 days.

Limits:

Category	Length		Width	Thickness
Parcel	min.	140 mm	100 mm	1 mm

max.
610mm x 460 mm x460 mm

Remarks:

1)	VAT & Duty incurred will be paid by Seller

2)	Colissimo does not support services returned from the destination country to Hong Kong.

3)	The above transit time just for your reference and subject to customs clearance beyond our control.

4)	The sender's obligation:

a)	Item provided by the sender, the prices of goods and quantity must be true and correct.

Speed Logistics Global Limited

Office D 19/F EGL TOWER No,83 HUNG TO ROAD KWUN TONG

Tel.: 3460 5311 Fax.: 3460 5319

b)	Fragile items should be packed for safe delivery

c)	The sender must ensure that consignments of goods to meet its national and regional security, and does not violate any law

5)	If sender negligence for providing false name and value of goods, resulting in customs clearance deduction situation, and any lost or damaged goods, “SPEED LOGISTICS” will not assume any responsibility and no compensation for any fees, withholding customs inspection, such as additional taxes generated by the sender commitment.

6)	Since the SPEED LOGISTICS GLOBAL LTD negligence resulting in loss and damage, “ SPEED LOGISTICS” will base on __% per damaged goods value or maximum of compensation HK$ [***] to the payment of compensation to the sender.

All claims, the sender to forty-five days in writing to the Secretary claims after any of the following apply to happen over the deadline will not be accepted.

The Company ___ [***]_________ has understood and agreed consignment contracts issued by the Speed Logistics Global Limited, and will be specified in accordance with the terms of the contract, the risks may arise to fulfill obligations and commitments on the delivery of the sender.

Speed Logistics Global Limited	[***]
Date: 1 Apr 2025	Date: 1 Apr 2025

Speed Logistics Global Limited

Office D 19/F EGL TOWER No,83 HUNG TO ROAD KWUN TONG

Tel.: 3460 5311 Fax.: 3460 5319

e-Parcel from Hong Kong to Germany services	1 APR 2025

Shipment Weight (g)	Advised Rate (HKD)
0-50	[***]
51-60	[***]
61-70	[***]
71-80	[***]
81-90	[***]
91-100	[***]
101-200	[***]
201-300	[***]
301-400	[***]
401-500	[***]
501-600	[***]
601-700	[***]
701-800	[***]
801-900	[***]
901-1000	[***]
1001-1100	[***]
1101-1200	[***]
1201-1300	[***]
1301-1400	[***]
1401-1500	[***]
1501-1600	[***]
1601-1700	[***]
1701-1800	[***]
1801-1900	[***]
1902-2000	[***]

e-Parcel from Hong Kong to Germany services

Service	Kilo Rate (Per Kg)	Parcel Rate (Per Item)	Max Weight Per Parcel
Hermes	[***]	[***]	2.1k to 5Kg
Hermes	[***]	[***]	5.1k to 10kg

Transit time around 7-10 days.

Limits:

Category	Length		Width	Thickness
Parcel	min.	140 mm	100 mm	1 mm

max.
610mm x 460 mm x460 mm

Remarks:

1)	VAT & Duty incurred will be paid by Seller

2)	The above transit time just for your reference and subject to customs clearance beyond our control.

Speed Logistics Global Limited

Office D 19/F EGL TOWER No,83 HUNG TO ROAD KWUN TONG

Tel.: 3460 5311 Fax.: 3460 5319

3)	The sender's obligation:

d)	Item provided by the sender, the prices of goods and quantity must be true and correct.

e)	Fragile items should be packed for safe delivery

f)	The sender must ensure that consignments of goods to meet its national and regional security, and does not violate any law

4)	If sender negligence for providing false name and value of goods, resulting in customs clearance deduction situation, and any lost or damaged goods, “SPEED LOGISTICS” will not assume any responsibility and no compensation for any fees, withholding customs inspection, such as additional taxes generated by the sender commitment.

5)	Since the “ SPEED LOGISTICS” negligence resulting in loss and damage, “ SPEED LOGISTICS” will base on [***]% per damaged goods value or maximum of compensation HK$ [***] to the payment of compensation to the sender.

All claims, the sender to forty-five days in writing to the Secretary claims after any of the following apply to happen over the deadline will not be accepted.

The Company __[***]_______ has understood and agreed consignment contracts issued by the SPEED LOGISTICS GLOBAL LIMITED and will be specified in accordance with the terms of the contract, the risks may arise to fulfill obligations and commitments on the delivery of the sender.

Speed Logistics Global Limited	[***]
Date: 1 Apr 2025	Date: 1 Apr 2025

Speed Logistics Global Limited

Office D 19/F EGL TOWER No,83 HUNG TO ROAD KWUN TONG

Tel.: 3460 5311 Fax.: 3460 5319

Parcel Service Charges Quotation	1 Apr 2025

e-Parcel from Hong Kong to Italy services

Shipment Weight (g)	Advised Rate (HKD)
50	[***]
60	[***]
70	[***]
80	[***]
90	[***]
100	[***]
200	[***]
300	[***]
400	[***]
500	[***]
600	[***]
700	[***]
800	[***]
900	[***]
1000	[***]
1100	[***]
1200	[***]
1300	[***]
1400	[***]
1500	[***]
1600	[***]
1700	[***]
1800	[***]
1900	[***]
2000	[***]

Service	Kilo Rate (Per Kg)	Parcel Rate (Per Item)	Max Weight Per Parcel
Crono Plus	[***]	[***]	2.1k to 5kg

Transit time around 7-10 days.

Limits:

Category	Length		Width	Thickness
Parcel	min.	140 mm	100 mm	1 mm

max.
610mm x 460 mm x460 mm

Remarks:

1)	VAT & Duty incurred will be paid by Seller

2)	The above transit time just for your reference and subject to customs clearance beyond our control.

3)	The sender's obligation:

g)	Item provided by the sender, the prices of goods and quantity must be true and correct.

Speed Logistics Global Limited

Office D 19/F EGL TOWER No,83 HUNG TO ROAD KWUN TONG

Tel.: 3460 5311 Fax.: 3460 5319

h)	Fragile items should be packed for safe delivery

i)	The sender must ensure that consignments of goods to meet its national and regional security, and does not violate any law

4)	If sender negligence for providing false name and value of goods, resulting in customs clearance deduction situation, and any lost or damaged goods, “SPEED LOGISTICS” will not assume any responsibility and no compensation for any fees, withholding customs inspection, such as additional taxes generated by the sender commitment.

5)	Since the “ SPEED LOGISTICS “ negligence resulting in loss and damage, “ SPEED LOGISTICS” will base on _[***]% per damaged goods value or maximum of compensation HK$ _[***]_ to the payment of compensation to the sender.

All claims, the sender to forty-five days in writing to the Secretary claims after any of the following apply to happen over the deadline will not be accepted.

Our company is not liable for force majeure or accident, e.g.: Crash, accident, fire, robbery, war, strikes, civil unrest and local government oversight.

The Company __ [***]_______has understood and agreed consignment contracts issued by the SPEED LOGISTICS GLOBAL LIMITED and will be specified in accordance with the terms of the contract, the risks may arise to fulfill obligations and commitments on the delivery of the sender.

Speed Logistics Global Limited	[***]
Date: 1 Apr 2025	Date: 1 Apr 2025

Speed Logistics Global Limited

Office D 19/F EGL TOWER No,83 HUNG TO ROAD KWUN TONG

Tel.: 3460 5311 Fax.: 3460 5319

Parcel Service Charges Quotation	1 Apr 2025

e-Parcel from Hong Kong to Spain services

Shipment Weight (g)	Advised Rate (HKD)
50	[***]
60	[***]
70	[***]
80	[***]
90	[***]
100	[***]
200	[***]
300	[***]
400	[***]
500	[***]
600	[***]
700	[***]
800	[***]
900	[***]
1000	[***]
1100	[***]
1200	[***]
1300	[***]
1400	[***]
1500	[***]
1600	[***]
1700	[***]
1800	[***]
1900	[***]
2000	[***]

Service	Kilo Rate (Per Kg)	Parcel Rate (Per Item)	Max Weight Per Parcel
Correos	[***]	[***]	2.1k to 5kg

Transit time around 7-10 days.

Limits:

Category	Length		Width	Thickness
Parcel	min.	140 mm	100 mm	1 mm

max.
610mm x 460 mm x460 mm

Remarks:

1)	VAT & Duty incurred will be paid by Seller

2)	The above transit time just for your reference and subject to customs clearance beyond our control.

3)	The sender's obligation:

j)	Item provided by the sender, the prices of goods and quantity must be true and correct.

Speed Logistics Global Limited

Office D 19/F EGL TOWER No,83 HUNG TO ROAD KWUN TONG

Tel.: 3460 5311 Fax.: 3460 5319

k)	Fragile items should be packed for safe delivery

l)	The sender must ensure that consignments of goods to meet its national and regional security, and does not violate any law

4)	If sender negligence for providing false name and value of goods, resulting in customs clearance deduction situation, and any lost or damaged goods, “SPEED LOGISTICS” will not assume any responsibility and no compensation for any fees, withholding customs inspection, such as additional taxes generated by the sender commitment.

5)	Since the SPEED LOGISTICS GLOBAL LIMITED negligence resulting in loss and damage, “ SPEED LOGISTICS” will base on _[***]% per damaged goods value or maximum of compensation HK$ [***]__ to the payment of compensation to the sender.

All claims, the sender to forty-five days in writing to the Secretary claims after any of the following apply to happen over the deadline will not be accepted.

Our company is not liable for force majeure or accident, e.g.: Crash, accident, fire, robbery, war, strikes, civil unrest and local government oversight.

The Company __ [***] _ has understood and agreed consignment contracts issued by the SPEED LOGISTICS GLOBAL LIMITED, and will be specified in accordance with the terms of the contract, the risks may arise to fulfill obligations and commitments on the delivery of the sender.

Speed Logistics Global Limited	[***]
Date: 1 Apr 2025	Date: 1 Apr 2025

Speed Logistics Global Limited

Office D 19/F EGL TOWER No,83 HUNG TO ROAD KWUN TONG

Tel.: 3460 5311 Fax.: 3460 5319

Parcel Service Charges Quotation	1 Apr 2025

e-Parcel from Hong Kong to UK services

Shipment Weight (g)	Advised Rate (HKD)
100	[***]
200	[***]
300	[***]
400	[***]
500	[***]
600	[***]
700	[***]
800	[***]
900	[***]
1000	[***]
1100	[***]
1200	[***]
1300	[***]
1400	[***]
1500	[***]
1600	[***]
1700	[***]
1800	[***]
1900	[***]
2000	[***]

Service	Kilo Rate (Per Kg)	Parcel Rate (Per Item)	Max Weight Per Parcel
Royal mail	[***]	[***]	2.1k to 5kg
Royal mail	[***]	[***]	5.1k to 10Kg

Transit time around 7-10 days. Limits:

Remarks:

1)	VAT & Duty incurred will be paid by buyer.

2)	Royal mail does not support services returned from the destination country to Hong Kong.

3)	The above transit time just for your reference and subject to customs clearance beyond our control.

Speed Logistics Global Limited

Office D 19/F EGL TOWER No,83 HUNG TO ROAD KWUN TONG

Tel.: 3460 5311 Fax.: 3460 5319

4)	The sender's obligation:

a)	Item provided by the sender, the prices of goods and quantity must be true and correct.

b)	Fragile items should be packed for safe delivery

c)	The sender must ensure that consignments of goods to meet its national and regional security, and does not violate any law

5)	If sender negligence for providing false name and value of goods, resulting in customs clearance deduction situation, and any lost or damaged goods, “SPEED LOGISTICS” will not assume any responsibility and no compensation for any fees, withholding customs inspection, such as additional taxes generated by the sender commitment.

6)	Since the SPEED LOGISTICS GLOBAL LIMITED negligence resulting in loss and damage,

“ SPEED LOGISTICS” will base on _[***]_% per damaged goods value or maximum of compensation HK$ __[***] to the payment of compensation to the sender.

All claims, the sender to forty-five days in writing to the Secretary claims after any of the following apply to happen over the deadline will not be accepted.

The Company [***] ___ as understood and agreed consignment contracts issued by the SPEED LOGISTICS, and will be specified in accordance with the terms of the contract, the risks may arise to fulfill obligations and commitments on the delivery of the sender.

Speed Logistics Global Limited	[***]
Date: 1 Apr 2025	Date: 1 Apr 2025